UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2023

SAFE & GREEN HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

990 Biscayne Blvd

#501, Office 12

Miami, FL 33132

(Address of Principal Executive Offices, Zip Code)

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	SGBX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 5, 2023, at the Safe & Green Holdings Corp. (the “Company”) Special Meeting of Stockholders (the “Special Meeting”), the Company’s stockholders approved an amendment (the “Amendment”) to the Safe & Green Holdings Corp. Stock Incentive Plan (the “Plan”).  The Amendment increased the total number of shares of the Company’s common stock authorized for issuance under the Plan by 5,000,000 shares to 8,625,000 shares. A copy of the Amendment is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

The material terms and conditions of the Plan are described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 6, 2023 (the “Proxy Statement”), at pages 10-17.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 5, 2023, the Company, held its Special Meeting. The purpose of the Special Meeting was described in the Proxy Statement.

As of August 11, 2023, the record date of the Special Meeting, there were 16,016,107 issued and outstanding shares of common stock entitled to vote at the Special Meeting. Present in person or by proxy at the Special Meeting were more than one-third of the issued and outstanding capital stock entitled to vote at the Special Meeting, which constituted a quorum.

The final voting results from the Special Meeting for Proposals No. 1, 2 and 3, as described in the Proxy Statement, is set forth below.

Proposal 1. Increase in Number of Authorized Shares of Common Stock.

The amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of common stock, par value $0.01 per share (“Common Stock”), from 25,000,000 to 75,000,000 was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,560,972	684,561	17,673	0

Proposal 2. Increase in Number of shares of Common Stock of our Stock Incentive Plan (the “Plan”).

The amendment to the Plan, to increase the number of shares of Common Stock that the Company will have authority to grant under the Plan by 5,000,000 shares to 8,625,000 shares was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,553,695	717,516	17,378	2,974,617

Proposal 3—  Adjournment of the 2023 Special Meeting, if the Board of Directors determines it to be necessary or appropriate, to solicit additional proxies if there are not sufficient votes in favor of any of Proposal 1 and/or Proposal 2.

The stockholders approved, the adjournment of the 2023 Annual Meeting, based on the votes set forth below; however, an adjournment was not needed as Proposals 1 and 2 received a sufficient number of votes for approval:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,370,935	835,737	56,481	53

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Exhibit Description
10.1	Amendment No. 4 to the Company’s Stock Incentive Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within in the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFE & GREEN HOLDINGS CORP.

Dated: October 10, 2023	By:	/s/ Patricia Kaelin
		Name:	Patricia Kaelin
		Title:	Chief Financial Officer

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